CTS Investor Presentation April 2026

Cautionary Statement Regarding Forward-Looking Statements Readers are cautioned that the statements contained in this document regarding expectations of our performance or other matters that may affect our business, results of operations, or financial condition are, or may be deemed to be, “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this document, including statements regarding our strategy, financial position, guidance, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continued,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “might,” “could,” “intend,” “shall,” “possible,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “on track,” “poised,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions (including, but not limited to, the availability and cost of rare earth elements, minerals and metals); changes in the economy generally, including inflationary and/or recessionary conditions and increased tariffs, and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the funding of contracts by the U.S. Government; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the impact of tariffs on China, Canada and Mexico, and other nations, the potential impact of U.S./China relations and the impact of geopolitical conflicts may have on our business, results of operations and financial condition; write offs of goodwill on our balance sheet; the amount and timing of any share repurchases; and the effect of any cybersecurity incidents on our business. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’s most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

LTM Adj. EBITDA Margin 23% LTM Adj. Diluted EPS $2.41 10% CAGR Diversified End Market Revenue LTM Revenue $555 million Global design and manufacturing capabilities1 Technical and application expertise applied across diverse and growing end markets Notes: 1 Last 12 months Revenue as of March 2026 2 Diversified end markets, previously referred as the “non-transportation” market, includes the industrial, aerospace & defense, and medical end markets. 3 Adj. EBITDA Margin and Adj. Diluted EPS are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 4 2019-2025 including acquisitions Sales/Technical Office Manufacturing Facility Aero & Defense Medical Industrial Transportation 4 3 1 CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect and Move - Enabling an Intelligent and Seamless World  1 Diversified Markets 58% Revenue1 3 2 Europe 21% North America 58% Asia 21%

CTS Positioned to Deliver 10% Organic and Inorganic Growth Deep custom engineered capability and long-standing customer relationships Megatrend tailwinds – automation, healthcare innovation, defense, electrification Strong new product pipeline –piezo formulations, medical applications, eBrakeTM Mid-Single Digit Organic Growth Clear strategy of growth and diversification led by diversified end markets Focus on technology to augment core capabilities Strong balance sheet and cash flow to support M&A strategy Strategic M&A focused on Value Creation Regional capabilities to serve customers reducing cross-border challenges Strong leadership team leveraging operational excellence to drive profitable growth Strengthening and aligning organizational capabilities through strategic initiatives Global Footprint, Strong Execution Track Record

Automation Healthcare Innovation Industry 4.0 Factory Automation Passenger Safety Autonomous Underwater Vehicles Improved Diagnostics Minimally Invasive Procedures Therapeutics Patient Experience Secular Themes Drive Growth Across End Markets Applying deep domain expertise to solve today’s most pressing challenges Sustainability Electrification Reduced Emissions Energy Efficiency Fluid Metering

Deep Technical Expertise Provides a Sustainable Advantage Signal Processing Bulk Tapecast Single Crystal Textured Ultrasonic Imaging: Traditional, IVUS and High Definition Medical Therapeutics Piezoelectric Ceramics Position Sensing Capabilities Key Technologies Applications Current Sensing Hall Effect Inductive Force NTC Thermistors RF Filters EMI/EMC Crystal Oscillators Vehicle Controls Pro Audio / Video Medical Devices HVAC-R Medical Devices Condition Monitoring Aerospace and Defense Communications Infrastructure Temperature Sensing Ferromagnetics Circuit Design Core and busbar Electric Vehicles Renewable Energy Industrial Magnetics Advanced Ceramics Transducers Hydrophones Arrays and Electronics Naval Sonar Systems AUVs/UUVs Ordnance and Countermeasures Acoustic Sensing

2017 Revenues $423M Long-term target +10% CAGR Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 40% 15-25% 15-25% 25-35% LTM Revenues $555M 1 Growing Revenue in Diversified End Markets Notes: 1 Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market. Diversified market revenue up from 35% to 58%

Addressable Market Size: $3.6B LTM Revenue:1 $145M +14% YOY Estimated Market Growth: Mid-single Digit Efficiency Material Expertise Up integration into sensors and transducers Drivers of Outperformance: INDUSTRIAL Enabling Efficiency and Automation in Industrial Markets Sustainability and Efficiency-focused Macrotrends Sustainability Heat Pumps (HVAC) Productivity Micro-positioning (Automation) Actuation (Industrial Printing) Accuracy (Metering) 1 LTM through March 2026

Intravenous Ultrasound High Resolution Ultrasound Medical Therapeutics Cardiac Rhythm (Wireless Pacemaker) Highly Precise Minimally Invasive MEDICAL Unlocking Important Innovation in Medical Markets Utilizing Technology to Enhance Patient Care and Experience Addressable Market Size: $1.5B LTM Revenue:1 $90M +25% YOY Estimated Market Growth: Mid-single Digit Strong growth in ultrasound modality Superior material performance enables share gains Drivers of Outperformance: 1 LTM through March 2026

Mission Critical Applications in Harsh Environments Enhanced Performance Underwater Sonar Reliability Space Temperature Applications Unmanned Underwater Vehicles Ordnance and Countermeasures AEROSPACE & DEFENSE Ensuring Performance and Reliability in Aerospace and Defense Addressable Market Size: $1.5B LTM Revenue:1 $85M +15% YOY Estimated Market Growth: Mid-single Digit Increase in Defense spending EU expansion Up-integration into sensors, transducers, sub-systems Drivers of Outperformance: 1 LTM through March 2026

Powertrain-Agnostic Light Vehicle Portfolio 11 TRANSPORTATION Long-Term Growth Opportunities with Powertrain Agnostic Products Chassis Height Sensor Accelerator Modules Brake Position Sensor Belt Tension Sensor Seat Track Position Sensor Seat Belt Buckle Switch Sensor >95% of existing light vehicle portfolio is powertrain agnostic New products expand future content per vehicle1 Current Sensor Award Secured Drive-Pad ™ eBrake™ Award Secured In Development 1 Multiple patent applications pending on eBrake TM and Drive-Pad TM products Addressable Market Size: $4.6B LTM Revenue:1 $236M (3)% YOY Estimated Market Growth: Flat to Low-single Digit Increased Content with new powertrain agnostic products leading to expanded SAM Drivers of Outperformance: 1 LTM through March 2026 Footwell Integration – Award Secured Brake Applied Sensor – Award Secured Floor Hinge Pedal – Award Secured

Cash Returned to Shareholders Dividend & Repurchases 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 16-20% of Sales Growth Capex ~4% of Sales Acquisitions 60-80% of FCF Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined organic investments Growth resources and support systems IT systems – ERP, analytics capabilities CTS Business System – Operational excellence Strategic M&A – a growth priority Return capital to shareholders Capital Allocation Framework $310 million1 in cash returned to shareholders since 2013 1 Cumulative from 2013 through Q1 2026 including dividends and share repurchases.

Strategic Approach to M&A Strengthen Customer Relationships Geographical Expansion Enhance Technology Portfolio Attractive Financials Expand End Markets Expand Product & Applications ~ 5% of Sales Growth From M&A Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergistic opportunities Accretive to earnings

$2.45 $2.35 Notes:  1 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. FY 2026 Updated Guidance Revenue ($ Millions) Adjusted Diluted EPS 1 $560 $580 Continuation of current market conditions – Ongoing monitoring of near‑term economic impacts, including geopolitical conflicts, tariffs, precious metals, and petroleum‑based products, with a focus on agility in cost and pricing actions Continued progress on growth in diversified end markets Light vehicle production in 2026 expected to be slightly down year over year Effective tax rate expected to be in the range of 21–23%, excluding discrete items Key Outlook Assumptions

LTM 1 Long-Term Target Revenue $555M +10% per year Adj Gross Margin % 2 39.1% 37-40% Adj SG&A Expense % 2 17.7% 15-17% 3 R&D Expense % 4.6% 4-6% CapEx % 2.9% ~4% Financial Framework 1 LTM through March 2026. 2 Adj Gross Margin and Adj SG&A Expense are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 3 Adj SG&A target includes intangible amortization from acquisitions. Notes:

2 1 Engage and develop our talent to create a competitive advantage Establish a culture of continuous improvement throughout our extended value chain Accelerate organic and inorganic growth Growth Operational Excellence Engagement Evolution 2030 Establishes Our Long-Term Goals and Drives Our Execution Evolution 2030 will place a strong emphasis on growth

Appendix

Play to Win Responsiveness Simplicity Solution Oriented CTS Core Values

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) restructuring-related charges; (3) environmental charges; (4) acquisition-related adjustments; (5) inventory fair value step-up costs; (6) foreign exchange (gains) losses; (7) non-cash pension expenses (income); and (8) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures. Restructuring charges – costs primarily relating to workforce reductions, building and equipment relocations, asset impairment charges and other facility closure activities in connection with our continued optimization of our organization. Restructuring-related charges – costs related to restructuring actions that do not qualify as direct restructuring charges under U.S. GAAP. These include duplicative expenses incurred due to plant consolidation related transition activities such as excess rent, utilities, personnel related and other costs incurred prior to the start of production at the new location.  Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations. Currently, none of these costs and accruals relate to sites that provide revenue generating activities for the Company.  Acquisition-related adjustments – diligence and transaction costs related to acquisitions including related contingent earnout and other adjustments. Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions. Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency. Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items or due to tax law changes, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Regulation G Schedules ($ Millions, except percentages) Adjusted Gross Margin Three Months Ended March 31, Three Months Ended December 31, LTM Twelve Months Ended December 31, 2026 2025 2025 Q2-25 to Q1-26 2025 2024 2023 Gross margin $ 55.0 $ 46.5 $ 53.7 $ 216.5 $ 208.0 $ 187.6 $ 190.9 Net sales   $ 139.2   $ 125.8   $ 137.3 $ 554.8 $ 541.3   $ 514.8   $ 550.4   Gross margin as a % of net sales 39.5% 37.0% 39.1% 39.0% 38.4% 36.4% 34.7% Adjustments to reported gross margin: Restructuring-related charges (b) — — — 0.2 0.2 0.7 0.6 Inventory fair value step-up (b) — — — — — 2.1 — Adjusted gross margin   $ 55.0   $ 46.5   $ 53.7 $ 216.7 $ 208.2   $ 190.4   $ 191.4     Adjusted gross margin as a % of net sales   39.5%   37.0%   39.1% 39.1% 38.5%   37.0%   34.8%

Regulation G Schedules ($ Millions, except percentages) Adjusted SG&A Expenses Three Months Ended March 31, LTM Twelve Months Ended December 31, 2026 2025 Q2-25 to Q1-26 2025 2024 2023 SG&A Expense $ 26.0 $ 23.6 $ 101.1 $ 98.7 $ 88.3 $ 83.8 Net sales $ 139.2 $ 125.8 $ 554.8 $ 541.3 $ 514.8 $ 550.4 SG&A expense as a % of net sales 18.7% 18.8% 18.2% 18.2% 17.2% 15.2% Adjustments to reported SG&A expense: Environmental charges (a) 0.2 0.2 5.4 5.5 1.6 3.5 Acquisition-related adjustments (a) 0.2 (0.2) (2.9) (3.4) (0.3) 0.4 Restructuring-related adjustments (a) 0.1 — 0.5 0.5 — — Total adjustments to reported SG&A expense $ 0.4 $ 0.0 $ 3.0 $ 2.6 $ 1.3 $ 3.9 Adjusted SG&A expense $ 25.6 $ 23.6 $ 98.1 $ 96.1 $ 87.0 $ 80.0 Adjusted SG&A expense as a % of net sales 18.4% 18.7% 17.7% 17.8% 16.9% 14.5%

Regulation G Schedules ($ Millions, except percentages) Adjusted Operating Earnings Three Months Ended March 31, Twelve Months Ended December 31, 2026 2025 2025 2024 2023 Operating earnings $ 22.0 $ 16.3 $ 82.6 $ 71.2 $ 75.1 Net sales $ 139.2 $ 125.8 $ 541.3 $ 514.8 $ 550.4 Operating earnings as a % of net sales 15.8% 12.9% 15.3% 13.8% 13.6% Adjustments to reported operating earnings: Restructuring charges (c) 0.4 0.5 1.4 4.7 7.1 Restructuring-related charges (b) 0.1 — 0.7 0.7 0.6 Environmental charges (a) 0.2 0.2 5.5 1.6 3.5 Acquisition-related adjustments (a) 0.1 (0.2) (3.4) (0.3) 0.4 Inventory fair value step-up (b) — — — 2.1 — Total adjustments to reported operating earnings $ 0.7 $ 0.5 $ 4.2 $ 8.8 $ 11.5 Adjusted operating earnings $ 22.7 $ 16.8 $ 86.9 $ 80.0 $ 86.6 Adjusted operating earnings as a % of net sales 16.3% 13.4% 16.0% 15.5% 15.7%

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA Margin Three Months Ended March 31, Three Months Ended December 31, LTM Twelve Months Ended December 31, 2026 2025 2025 Q2-25 to Q1-26 2025 2024 2023 Net earnings $ 17.2 $ 13.4 $ 19.7 $ 69.1 $ 65.3 $ 55.5 $ 60.5 Net sales $ 139.2 $ 125.8 $ 137.3 $ 554.8 $ 541.3 $ 514.8 $ 550.4 Net earnings margin 12.4% 10.6% 14.4% 12.5% 12.1% 10.8% 11.0% Depreciation and amortization expense 8.8 8.5 8.7 34.9 34.5 30.9 28.7 Interest expense 0.7 1.2 0.9 3.8 4.3 4.2 3.3 Tax expense 4.5 2.8   5.2 20.1   18.5   13.1 14.6 EBITDA 31.2 25.8 34.6 128.0 122.6 103.7 107.2 EBITDA Margin 22.4% 20.5% 25.2% 23.1% 22.6% 20.1% 19.5% Adjustments to EBITDA: Restructuring charges (c) 0.4 0.5 0.4 1.4 1.4 4.7 7.1 Restructuring-related charges (b) 0.1 — 0.4 0.9 0.7 0.7 0.6 Environmental charges (a) 0.2 0.2 0.8 5.5 5.5 1.6 3.5 Acquisition-related adjustments (a) 0.1 (0.2) (3.0) (5.3) (5.6) (0.3) 0.4 Inventory fair value step-up (b) — — — — — 2.1 — Non-cash pension and related expense (d) — — — — 0.1 0.2 — Foreign currency loss (gain) (d) 0.1 (0.5) (0.5) (0.7) (1.3) 2.7 2.0 Total adjustments to EBITDA 0.8 - (2.0) 1.8 0.9 11.7 13.5 Adjusted EBITDA $ 32.0 $ 25.8 $ 32.6 $ 129.7 $ 123.4 $ 115.4 $ 120.7 Adjusted EBITDA Margin 23.0% 20.5% 23.7% 23.4% 22.8% 22.4% 21.9%

Regulation G Schedules ($ Millions, except percentages and per share amounts) Adjusted Net Earnings and Adjusted Diluted Earnings Per Share Three Months Ended March 31, Three Months Ended December 31, 2026 2026 2025 2025 2025 2025 Per Share Per Share   Per share Net earnings (A) $ 17.2 $ 0.59 $ 13.4 $ 0.44 $ 19.7 $ 0.67 Adjustments to reported net earnings: Restructuring charges (c) 0.4 0.01 0.5 0.02 0.4 0.01 Restructuring related charges (a) 0.1 0.00 — — 0.4 0.01 Environmental charges (a) 0.2 0.01 0.2 0.01 0.8 0.03 Acquisition-related adjustments (a) 0.1 0.00 (0.2) (0.01) (3.0) (0.10) Non-cash pension and related expense (d) — — — — — — Foreign currency loss (gain) (d) 0.1 0.00 (0.5) (0.01) (0.5) (0.02) Total pretax adjustments to reported net earnings $ 0.8 $ 0.03 $ — $ 0.01 $ (2.0) $ (0.07) Income tax effect of above adjustments (f) (0.2) (0.01) (0.2) (0.01) 0.4 0.01 Total adjustments, tax affected (f) (B) $ 0.7 $ 0.02 $ (0.2) $ (0.0) $ (1.6) $ (0.05) Tax adjustments: Other discrete tax items (e) — — — — — — Total tax adjustments (C) $ — $ — $ — $ — $ — $ — Adjusted net earnings (A+B+C) and Adjusted net earnings per share $ 17.9 $ 0.62 $ 13.2 $ 0.44 $ 18.2 $ 0.62 Net sales $ 139.2 $ 125.8 $ 137.3 Net earnings as a % of net sales 12.4% 10.6% 14.4% Adjusted net earnings as a % of net sales 12.8% 10.5% 13.2%

Regulation G Schedules ($ Millions, except percentages and per share amounts) Adjusted Net Earnings and Adjusted Diluted Earnings Per Share NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations (such as those items noted above in the paragraph titled “Non-GAAP Financial Measures”) or were not part of CTS’ business operations during a comparable period. LTM Twelve Months Ended December 31, Q2-25 to Q1-26 2025 2025 2024 2024 2023 2023 Per share Per share Per share Per share Net earnings (loss) (A) $ 69.1 $ 2.34 $ 65.3 $ 2.19 $ 55.5 $ 1.80 $ 60.5 $ 1.92 Adjustments to reported net earnings (loss): Restructuring charges (c) 1.4 0.04 1.4 0.05 4.7 0.15 7.1 0.22 Restructuring related charges (a) 0.9 0.02 0.7 0.02 0.7 0.02 0.6 0.02 Environmental charges (a) 5.4 0.19 5.5 0.18 1.6 0.05 3.5 0.11 Acquisition-related adjustments (a) (5.3) (0.18) (5.6) (0.19) (0.3) (0.01) 0.4 0.01 Inventory fair value step-up (b) — — — — 2.1 0.07 — — Non-cash pension and related expense (d) — — 0.1 0.00 0.2 0.01 — — Foreign currency (gain) loss (d) (0.6) (0.03) (1.3) (0.04) 2.7 0.09 2.0 0.06 Total pretax adjustments to reported net earnings (loss) $ 1.7 $ 0.05 $ 0.9 $ 0.03 $ 11.7 $ 0.38 $ 13.5 $ 0.42 Income tax effect of above adjustments (f) (0.5) (0.02) (0.6) (0.02) (2.2) (0.07) (2.4) (0.07) Total adjustments, tax affected (f) (B) $ 1.2 $ 0.04 $ 0.3 $ 0.01 $ 9.5 $ 0.31 $ 11.1 $ 0.35 Tax adjustments: Increase in valuation allowances (e) — — — — — — — — Other discrete tax items (e) 0.8 0.02 0.8 0.03 0.3 0.01 (1.6) (0.05) Total tax adjustments (C) $ 0.8 $ 0.02 $ 0.8 $ 0.03 $ 0.3 $ 0.01 $ (1.6) $ (0.05) Adjusted net earnings (A+B+C) and Adjusted Net Earnings Per Share $ 71.2 $ 2.41 $ 66.3 $ 2.23 $ 65.3 $ 2.12 $ 70.0 $ 2.22 Net sales $ 554.8 $ 541.3 $ 514.8 $ 550.4 Net earnings (loss) as a % of net sales 12.5% 12.1% 10.8% 11.0% Adjusted net earnings as a % of net sales 12.8% 12.3% 12.7% 12.7%

Reflected in Selling, general and administrative and other income (expense), net. Reflected in Cost of goods sold. Reflected in Restructuring charges. Reflected in Other income (expense), net. Reflected in Income tax expense. For 2023, discrete tax items include adjusting for tax benefits resulting from $0.6 million for research and development tax credits from prior years, $0.8 million in foreign tax credits related to prior years from a 2023 tax law change, as well as $0.2 million from the release of uncertain tax benefits. For 2024, the discrete tax items relate to items we deemed outside normal cash-generating operations including the addition of a valuation allowance for a foreign subsidiary. For 2025, the discrete tax items relate to items we deemed outside normal cash-generating operations including the addition of a valuation allowance for research and developmental credits and the tax impacts of an immaterial correction of a prior period error. We determine the tax effect of non-GAAP adjustments by considering the tax laws and statutory income tax rates applicable in the tax jurisdictions of the underlying non-GAAP adjustments. For all periods presented, we applied the statutory income tax rates to the taxable portion of all of our adjustments. Our acquisition costs and foreign currency gains and losses included in our non-GAAP adjustments were not deductible for income tax purposes; therefore, no statutory income tax rate was applied to such costs. Regulation G Schedules

($ Millions, except percentages) Free Cash Flow ($ Millions, except percentages) Controllable Working Capital NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs. NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity. Regulation G Schedules Three Months Ended March 31, Twelve Months Ended December 31, 2026 2025 2025 2024 2023 Net accounts receivable $ 93.8 $ 81.4 $ 88.1 $ 77.6 $ 78.6 Net inventory $ 57.3 $ 53.9 $ 52.9 $ 52.3 $ 60.0 Accounts payable $ (50.3) $ (43.2) $ (48.2) $ (42.6) $ (43.5) Controllable working capital $ 100.7 $ 92.1 $ 92.7 $ 87.3 $ 95.1 Quarter sales $ 139.2 $ 125.8 $ 137.3 $ 126.4 $ 124.7 Multiplied by 4 4 4 4 4 4 Annualized sales $ 556.9 $ 503.1 $ 549.1 $ 505.6 $ 498.8 Controllable working capital as a % of annualized sales 18.1% 18.3% 16.9% 17.3% 19.1% Three Months Ended March 31, Twelve Months Ended December 31, 2026 2025 2025 2024 2023 Net cash provided by operating activities $ 17.3 $ 15.5 $ 102.1 $ 98.2 $ 88.8 Capital expenditures (5.0) (4.5) (15.7) (18.6) (14.7) Free cash flow $ 12.3 $ 11.0 $ 86.4 $ 79.6 $ 74.1 Operating cash flow as a percentage of net earnings 101% 116% 156% 177% 147% Operating cash flow as a percentage of adjusted EBITDA 54% 60% 83% 85% 74% Free cash flow as a percentage of adjusted net earnings 69% 83% 130% 122% 106%